UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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CARLISLE COMPANIES INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 9:59 p.m. Mountain Time on May 6, 2020 for shares held directly and by 9:59 p.m. Mountain Time on May 1, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CARLISLE COMPANIES INCORPORATED 16430 NORTH SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: SCOTT C. SELBACH ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 9:59 p.m. Mountain Time on May 6, 2020 for shares held directly and by 9:59 p.m. Mountain Time on May 1, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D03838-P36316 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CARLISLE COMPANIES INCORPORATED The Board of Directors recommends you vote FOR the following proposals: 1. To elect the three directors nominated by the Board of Directors. Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! 1a. Robert G. Bohn 1b. Gregg A. Ostrander 1c. Jesse G. Singh For Against Abstain ! ! ! ! ! ! 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020. 3. To approve, on an advisory basis, the Company's named executive officer compensation in 2019. 4. To transact any other business properly brought before the meeting. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2020 Annual Meeting of Stockholders, Proxy Statement, 2019 Annual Report and Form 10-K are available at www.proxyvote.com. D03839-P36316 CARLISLE COMPANIES INCORPORATED Annual Meeting of Stockholders May 6, 2020 8:00 AM MT This proxy is solicited by the Board of Directors David A. Roberts and Robert M. Roche, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the Annual Meeting of Stockholders of Carlisle Companies Incorporated to be held at the offices of the Company, located at 16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254, on Wednesday, May 6, 2020 at 8:00 AM MT, and at any postponements or adjournments of that meeting, as indicated on the reverse side, and in their discretion upon any other business that may properly come before the meeting. DUE TO THE CURRENT CORONAVIRUS (COVID-19) PANDEMIC, THE COMPANY MAY DECIDE UPON NOTICE TO CHANGE THE DATE, TIME OR LOCATION OF THE ANNUAL MEETING. Shares represented by this proxy will be voted as directed herein by the stockholder. If no such directions are indicated, this proxy will be voted "FOR" all the nominees listed in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: